                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of report (date of earliest event reported):         October 1, 1999
                                                             ------------


                          HOMECOM COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                    0-29204                   58-2153309
           ----------------------------------------------------------------
(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
Incorporation or Organization         file Number)          (Identification No.)


3535 Piedmont Road, Atlanta, Georgia                               30305
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:               (404) 237-4646
                                                               -----------------



--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

            On October 1, 1999, the Company sold substantially all of the assets of its HomeCom Internet Security Services ("HISS") division to Infrastructure Defense, Inc. ("iDefense") for $1.35 million in common stock of the non-public acquiror and $200,000 cash. The purchase price was established through arms' length negotiations between the Company and iDefense. The foregoing description of the Sale is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, dated as of October 1, 1999 (the "Asset Purchase Agreement"), by and between the Company and to Infrastructure Defense, Inc., a Delaware corporation. The Asset Purchase Agreement is incorporated herein by reference as Exhibit 10.77 to this Report.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(b)      Pro Forma Financial Information

            The following unaudited pro forma balance sheet as of June 30, 1998 gives effect to the disposition of assets described above as if the transaction had occurred on that date. The following unaudited statements of operations for the six months ended June 30, 1999 and 1998, and the year ended December 31, 1998 give effect to the disposition of assets as though it had occurred on January 1, 1998.

            The unaudited pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable in the circumstances. The unaudited pro forma financial information purports neither to represent what the Company's financial position or results of operations would have actually been if the disposition had occurred on January 1, 1999 or 1998 nor to project the Company's financial position or results of operations for any future date or period. The unaudited pro forma financial information should be read in conjunction with the Company's financial statements and notes thereto included in the Company's Annual Report on Form 10-K/A.


(c)      Exhibit list



Exhibit             Description

10.77 Asset Purchase Agreement by and between the HomeCom Communications, Inc. and Infrastructure Defense, Inc. dated as of October 1, 1999.

10.78               Bill of Sale and Assignment.

10.79 Non-Solicitation and Non-Compete Agreement by and between HomeCom Communications Inc. and Infrastructure Defense, Inc. dated as of October 1, 1999.

10.80               Registration Rights Agreement by and between
                    Infrastructure Defense, Inc. and HomeCom Communications, Inc. dated as of October 1, 1999.

10.81               Opinion of Purchaser's Counsel.

10.82               Opinion of Seller's Counsel.

10.83 Referral and Service Agreement by and between Infrastructure Defense, Inc. and HomeCom Communications, Inc. dated as of October 1, 1999.

10.84 Value-Added Distributor Agreement between Infrastructure Defense, Inc. and HomeCom Communications, Inc. dated as of October 1, 1999.

                          HomeCom Communications, Inc.
              Pro Forma Unaudited Combined Condensed Balance Sheet
                                 June 30, 1999

                                                                                  Pro forma        Pro forma
                                                                  HomeCom        Adjustments      As adjusted
                                                               ------------      ------------     ------------
ASSETS

CURRENT ASSETS:

        Cash and cash equivalents                              $    813,735         $200,000 (a)     1,013,735
        Accounts receivable, net                                  1,250,644              --          1,250,644
        Loans to shareholders                                       370,000              --            370,000
        Investments                                                    --           1,350,000 (a)    1,350,000
        Other current assets                                        567,178              --            567,178
                                                               ------------      ------------     ------------
                Total current assets                              3,001,557         1,550,000        4,551,557
FURNITURE, FIXTURES AND EQUIPMENT, NET                            1,110,434                          1,110,434
DEPOSITS                                                            112,847                            112,847
INTANGIBLE ASSETS, NET                                            6,086,378              --          6,086,378
OTHER NON-CURRENT ASSETS                                            235,934              --            235,934
                                                               ------------      ------------     ------------
                Total assets                                   $ 10,547,150      $  1,550,000     $ 12,097,150
                                                               ------------      ------------     ------------
                                                               ------------      ------------     ------------
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
        Accounts payable and accrued expenses                  $  1,807,777      $       --          1,807,777
        Accrued payroll liabilities                                 438,271              --            438,271
        Unearned revenue                                             52,026              --             52,026
        Other current liabilities                                   119,220              --            119,220
                                                               ------------      ------------     ------------
                Total current liabilities                         2,417,294              --          2,417,294

OBLIGATIONS UNDER CAPITAL LEASES                                    162,256              --            162,256
OTHER LIABILITIES                                                    61,250              --             61,250
                                                               ------------      ------------     ------------
                Total liabilities                                 2,640,800              --          2,640,800

REDEEMABLE PREFERRED STOCK                                        1,659,323              --          1,659,323

COMMON STOCK AND OTHER STOCKHOLDERS' EQUITY:
        Common stock                                                    665              --                665
        Additional paid-in capital                               17,705,160              --         17,705,160
        Subscriptions receivable                                   (196,878)             --           (196,878)
        Accumulated deficit                                     (11,261,920)        1,550,000 (a)   (9,711,920)
                                                               ------------      ------------     ------------
                Total stockholders' equity                        6,247,027         1,550,000        7,797,027
                                                               ------------      ------------     ------------
                Total liabilities and stockholders' equity     $ 10,547,150      $  1,550,000     $ 12,097,150
                                                               ------------      ------------     ------------
                                                               ------------      ------------     ------------

The accompanying notes are an integral part of these financial statements.

                          HomeCom Communications, Inc.
         Pro-forma Unaudited Combined Condensed Statement of Operations for the year ended December 31, 1998


                                                                      Pro-forma        Pro-forma
                                                      HomeCom        Adjustments      As adjusted
                                                    -----------      -----------      -----------
Net Sales                                           $ 3,292,410      $  (575,964)     $ 2,716,446

Cost of Sales                                         2,601,311         (642,976)       1,958,335
                                                    -----------      -----------      -----------

Gross Profit                                            691,099           67,012          758,111

Operating Expenses                                    6,019,041             --          6,019,041
                                                    -----------      -----------      -----------

Operating Income (Loss)                              (5,327,942)          67,012       (5,260,930)

Other Expenses (Income), Net                         (4,123,802)            --         (4,123,802)
                                                    -----------      -----------      -----------

Income (Loss) Before Income Taxes                    (1,204,140)          67,012       (1,137,128)

Income Taxes                                               --               --               --
                                                    -----------      -----------      -----------

Net Income (Loss)                                    (1,204,140)          67,012       (1,137,128)

Preferred Stock Dividend                               (666,667)            --           (666,667)
                                                    -----------      -----------      -----------

Income (Loss) Applicable to Common Shareholders     $(1,870,807)     $    67,012      $(1,803,795)
                                                    -----------      -----------      -----------
                                                    -----------      -----------      -----------

Basic and Diluted Loss Per Share                    $     (0.44)     $      --        $     (0.42)
                                                    -----------      -----------      -----------
                                                    -----------      -----------      -----------

Weighted Average Common Shares Outstanding            4,287,183             --          4,287,183
                                                    -----------      -----------      -----------
                                                    -----------      -----------      -----------

The accompanying notes are an integral part of these financial statements.

                          HomeCom Communications, Inc.
         Pro-forma Unaudited Combined Condensed Statement of Operations for the six months ended June 30, 1999


                                                                             Pro-forma        Pro-forma
                                                             HomeCom        Adjustments      As adjusted
                                                           -----------      -----------      -----------
Net Sales                                                  $ 3,047,393      $  (163,236)     $ 2,884,157

Cost of Sales                                                1,968,255         (414,633)       1,553,622
                                                           -----------      -----------      -----------

Gross Profit                                                 1,079,138          251,397        1,330,535

Operating Expenses                                           4,861,521             --          4,861,521
                                                           -----------      -----------      -----------

Operating Income (Loss)                                     (3,782,383)         251,397       (3,530,986)

Other Expenses (Income), Net                                   (23,757)            --            (23,757)
                                                           -----------      -----------      -----------

Income (Loss) Before Income Taxes                           (3,758,626)         251,397       (3,507,229)

Income Taxes                                                      --               --               --
                                                           -----------      -----------      -----------

Net Income (Loss)                                           (3,758,626)         251,397       (3,507,229)

Preferred Stock Dividend                                      (792,390)            --           (792,390)
                                                           -----------      -----------      -----------

Income (Loss) Applicable to Common Shareholders            $(4,551,016)     $   251,397      $(4,299,619)
                                                           -----------      -----------      -----------
                                                           -----------      -----------      -----------

Basic and Diluted Loss Per Share                           $     (0.77)     $      --        $     (0.73)
                                                           -----------      -----------      -----------
                                                           -----------      -----------      -----------

Weighted Average Common Shares Outstanding                   5,912,072             --          5,912,072
                                                           -----------      -----------      -----------
                                                           -----------      -----------      -----------


The accompanying notes are an integral part of these financial statements

                          HomeCom Communications, Inc.
      Notes to Pro-forma Unaudited Combined Condensed Financial Statements


(a) To record sale of security division to Infrastructure Defense, Inc. for $1.35 million in common stock of the acquiror and $200,000 cash.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1943, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOMECOM COMMUNICATIONS, INC.
                                        (Registrant)


Date:     October 18, 1999              By: /s/ Harvey Sax
          ----------------                 -------------------------
                                        Harvey Sax, President and
                                        Chief Executive Officer
                                        (Principal Executive Officer)

                                 Exhibit Index



Exhibit             Description

10.77               Asset Purchase Agreement by and between
                    the HomeCom Communications, Inc. and Infrastructure Defense, Inc. dated as of October 1, 1999.

10.78               Bill of Sale and Assignment.

10.79 Non-Solicitation and Non-Compete Agreement by and between HomeCom Communications Inc. and Infrastructure Defense, Inc. dated as of October 1, 1999.

10.80               Registration Rights Agreement by and between
                    Infrastructure Defense, Inc. and HomeCom Communications, Inc. dated as of October 1, 1999.

10.81               Opinion of Purchaser's Counsel.

10.82               Opinion of Seller's Counsel.

10.83 Referral and Service Agreement by and between Infrastructure Defense, Inc. and HomeCom Communications, Inc. dated as of October 1, 1999.

10.84 Value-Added Distributor Agreement between Infrastructure Defense, Inc. and HomeCom Communications, Inc. dated as of October 1, 1999.